SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 29, 2000
                                                          -------------


                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)



                Nevada                   333-72621            88-0396566
       -------------------------------------------------------------------
       (State or other jurisdiction    (Commission         (IRS Employer
         of incorporation)             File Number)     Identification No.)


         101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
         ---------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code (702) 949-0056
                                                           --------------


================================================================================
         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

         On June 29, 2000, the Registrant caused the issuance and sale of $347,400,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 2000-B (the "Certificates") pursuant to the Series 2000-B Pooling and Servicing Agreement, dated as of June 1, 2000 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Chase Manhattan Trust Company, National Association, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (May 1999 Edition) (the "Standard Terms"). The Certificates were issued in six Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:

                                                                  Initial Certificate
Designation                                Pass-Through Rate       Principal Balance
Class A-1...........................              (1)                  $290,700,000
Class M-1...........................              (2)                    21,600,000
Class B-1...........................              (3)                    18,900,000
Class B-2...........................              (4)                    16,200,000
Class X.............................              (5)                           (5)
Class R.............................              (6)                           (6)

-------------------

(1) The Pass-Through Rate on the Class A-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.150% per annum and (ii) the Weighted Average Net Asset Rate.

(2) The Pass-Through Rate on the Class M-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.720% per annum and (ii) the Weighted Average Net Asset Rate.

(3) The Pass-Through Rate on the Class B-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 9.150% per annum and (ii) the Weighted Average Net Asset Rate.

(4) The Pass-Through Rate on the Class B-2 Certificates for any Distribution Date shall be equal to (i) the lesser of (a) 8.500% per annum and (b) the Weighted Average Net Asset Rate.

(5) The Class X Certificates have no Certificate Principal Balance and no Pass-Through Rate.

(6) The Class R Certificates have no Certificate Principal Balance and no Pass-Through Rate.

         The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 2000-B (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in privately-negotiated transactions with Oakwood Capital Corp. ("OCC") pursuant to a Sales Agreement, dated as of June 1, 2000, between the Registrant and OCC. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

         The Class A-1, Class M-1 and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Offered Certificates have been sold by the Registrant to Banc of America Securities LLC, Credit Suisse First Boston Corporation and Banc One Capital Markets, Inc. (the "Underwriters") pursuant to a Terms Agreement, dated as of June 26, 2000, among the Underwriters, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, May 1999. The Class B-2, Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

         The description of the initial Assets transferred to the Trust pursuant to the Pooling and Servicing Agreement begins on the following page. Asterisks (*) in the following tables indicate values between 0.0% and 0.01%.

         Whenever reference is made herein to a percentage of the initial assets (or to a percentage of the scheduled principal balance of the initial assets), the percentage is calculated based on the scheduled principal balances ("SPB") of the initial assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

                                 Initial Assets


               Geographical Distribution of Manufactured Homes(1)

                                   Number of          Aggregate Scheduled             Percentage of
Geographic Location              Initial Assets        Principal Balance        Initial Asset Pool by SPB
-------------------              --------------        -----------------        -------------------------
Alabama....................         174               $   6,558,333                    2.39%
Arizona....................         248                  16,596,614                    6.06
Arkansas...................         100                   3,692,473                    1.35
California.................          31                   2,348,740                    0.86
Colorado...................          94                   4,637,607                    1.69
Connecticut................           1                       8,532                       *
Delaware...................          49                   1,917,236                    0.70
Florida....................         382                   9,524,584                    3.47
Georgia....................         225                   9,684,308                    3.53
Idaho......................          66                   4,040,492                    1.47
Illinois...................           1                       6,601                       *
Indiana....................           6                     312,387                    0.11
Iowa.......................           1                     112,810                    0.04
Kansas.....................          55                   2,075,727                    0.76
Kentucky...................         123                   5,001,081                    1.82
Louisiana..................         218                   9,353,596                    3.41
Maine......................           1                      64,243                    0.02
Maryland...................          14                     513,113                    0.19
Michigan...................           7                     448,413                    0.16
Minnesota..................           6                     291,564                    0.11
Mississippi................         180                   6,968,743                    2.54
Missouri...................         142                   5,994,644                    2.19
Nevada.....................          42                   3,191,868                    1.16
New Jersey.................           3                      74,166                    0.03
New Mexico.................         142                   6,686,872                    2.44
New York...................           2                      90,147                    0.03
North Carolina.............       1,232                  47,859,883                   17.46
Ohio.......................         143                   6,013,199                    2.19
Oklahoma...................         100                   5,159,376                    1.88
Oregon.....................         111                  11,039,745                    4.03
Pennsylvania...............           3                      97,270                    0.04
South Carolina.............         474                  18,060,142                    6.59
Tennessee..................         416                  18,128,759                    6.61
Texas......................         787                  33,300,329                   12.15
Utah.......................          25                   1,610,367                    0.59
Virginia...................         291                  12,341,364                    4.50
Washington.................         158                  16,099,402                    5.87
Washington DC..............           2                      95,454                    0.03
West Virginia..............         102                   3,456,482                    1.26
Wyoming....................           8                      635,962                   0.23
                               --------             ----------------              ---------
   Total...................       6,165                $274,092,627                  100.00%
                                  =====                ============                  ======

------------------
(1) Based on the mailing address of the obligor on the related initial asset as of the Cut-off Date.

                        Year of Origination of Assets (1)

                               Number of         Aggregate Scheduled             Percentage of
Year of Origination          Initial Assets       Principal Balance        Initial Asset Pool by SPB
-------------------          --------------       -----------------        -------------------------
    1984.................          1             $       9,131                      *%
    1986.................         20                   111,807                   0.04
    1987.................        127                 1,642,650                   0.60
    1988.................        104                 1,527,488                   0.56
    1989.................         46                   650,965                   0.24
    1993.................          2                    45,679                   0.02
    1994.................          2                    27,554                   0.01
    1995.................          7                   186,452                   0.07
    1996.................         19                   678,287                   0.25
    1997.................          8                   369,954                   0.13
    1998.................         12                   556,599                   0.20
    1999.................        140                11,556,587                   4.22
    2000.................      5,677               256,729,474                  93.67
                              ------             -------------                -------
         Total...........     6,165               $274,092,627                 100.00%
                              =====               ============                 ======

------------------
(1) The weighted average seasoning of the initial assets was approximately 4 months as of the Cut-off Date.


                    Distribution of Original Asset Amounts(1)

                                    Number of        Aggregate Scheduled            Percentage of
Original Asset Amount            Initial Assets       Principal Balance       Initial Asset Pool by SPB
---------------------            --------------       -----------------       -------------------------
$   4,999 or less............         10             $       31,161                  0.01%
$   5,000 - $    9,999.......         66                    507,947                  0.19
$  10,000 - $  14,999........        139                  1,715,692                  0.63
$  15,000 - $  19,999........        295                  4,772,832                  1.74
$  20,000 - $  24,999........        586                 11,949,780                  4.36
$  25,000 - $  29,999........        856                 22,454,807                  8.19
$  30,000 - $  34,999........        868                 27,692,558                 10.10
$  35,000 - $  39,999........        615                 22,639,927                  8.26
$  40,000 - $  44,999........        457                 19,249,088                  7.02
$  45,000 - $  49,999........        388                 18,413,243                  6.72
$  50,000 - $  54,999........        390                 20,329,462                  7.42
$  55,000 - $  59,999........        267                 15,257,013                  5.57
$  60,000 - $  64,999........        197                 12,242,129                  4.47
$  65,000 - $  69,999........        164                 11,046,995                  4.03
$  70,000 - $  74,999........        129                  9,300,071                  3.39
$  75,000 - $  79,999........        106                  8,211,420                  3.00
$  80,000 - $  84,999........         95                  7,835,083                  2.86
$  85,000 - $  89,999........         82                  7,152,587                  2.61
$  90,000 - $  94,999........         62                  5,726,838                  2.09
$  95,000 - $  99,999........         61                  5,961,018                  2.17
$100,000 or more.............        332                 41,602,977                 15.18
                                  ------              -------------               -------
     Total...................     6,165                $274,092,627                 100.00%
                                  =====                ============                 ======

------------------
(1) The highest original initial asset amount was $242,207, which represents approximately 0.09% of the aggregate principal balance of the initial assets at origination. The average original principal amount of the initial assets was approximately $45,151 as of the Cut-off Date.

                             Current Asset Rates (1)

                                     Number of         Aggregate Scheduled             Percentage of
Current Asset Rate                Initial Assets        Principal Balance        Initial Asset Pool by SPB
------------------                --------------        -----------------        -------------------------
6.000% - 6.999%............           30               $   3,414,587                   1.25%
7.000% - 7.999%............          260                  25,124,705                   9.17
8.000% - 8.999%...........           401                  25,719,031                   9.38
9.000% -   9.999%..........          456                  27,462,608                  10.02
10.000% - 10.999%..........          636                  35,121,038                  12.81
11.000% - 11.999%..........          765                  34,736,683                  12.67
12.000% - 12.999%..........        1,110                  42,397,138                  15.47
13.000% - 13.999%..........        1,237                  40,993,598                  14.96
14.000% - 14.999%..........          829                  26,343,148                   9.61
15.000% - 15.999%..........          439                  12,728,627                   4.64
16.000% or more............            2                      51,463                   0.02
                                --------             ----------------             ---------
     Total.................        6,165                $274,092,627                 100.00%
                                   =====                ============                 ======

------------------
(1) The weighted average current asset rate was approximately 11.30% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans. This table also reflects the asset rates of the adjustable rate assets as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the adjustable rate assets.


              Remaining Terms to Maturity of Assets (In Months) (1)

                                       Number of           Aggregate Scheduled              Percentage of
Remaining Term to Maturity           Initial Assets         Principal Balance         Initial Asset Pool by SPB
--------------------------           --------------         -----------------         -------------------------
  1 -  60 months...........            151                 $  1,189,576                     0.43%
 61 -  96 months...........            226                    3,256,162                     1.19
 97 - 120 months...........            253                    4,882,803                     1.78
121 - 156 months...........            314                    6,592,207                     2.41
157 - 180 months...........            558                   15,341,146                     5.60
181 - 216 months...........             91                    2,604,205                     0.95
217 - 240 months...........          1,069                   33,882,528                    12.36
241 - 300 months...........          1,269                   49,710,012                    18.14
301 - 360 months...........          2,234                  156,633,987                    57.15
                                    ------                -------------                 --------
  Total....................          6,165                 $274,092,627                   100.00%
                                     =====                 ============                   ======

------------------
(1) The weighted average remaining term to maturity of the initial assets was approximately 307 months as of the Cut-off Date.

              Original Terms to Maturity of Assets (In Months) (1)


                                     Number of         Aggregate Scheduled              Percentage of
Original Term to Maturity         Initial Assets        Principal Balance         Initial Asset Pool by SPB
-------------------------         --------------        -----------------         -------------------------
  1 -  60 months...........           79                  $    768,555                 0.28%
 61 -  96 months...........           74                       994,447                 0.36
 97 - 120 months...........          177                     3,605,518                 1.32
121 - 156 months...........          310                     6,483,019                 2.37
157 - 180 months...........          629                    15,797,894                 5.76
181 - 216 months...........           84                     2,340,305                 0.85
217 - 240 months...........        1,307                    37,678,213                13.75
241 - 300 months...........        1,271                    49,790,690                18.17
301 - 360 months...........        2,234                   156,633,987                57.15
                                  ------                 -------------             --------
  Total....................        6,165                 $ 274,092,627               100.00%
                                   =====                 ============                ======

------------------
(1) The weighted average original term to maturity of the initial assets was approximately 311 months as of the Cut-off Date.

                             Distribution of Original Loan-to-Value Ratios of Assets(1)

                                      Number of         Aggregate Scheduled             Percentage of
Loan-to Value Ratio(2)              Initial Assets        Principal Balance       Initial Asset Pool by SPB
-------------------                 --------------        -----------------       -------------------------
N/A..........................          284                $  3,866,383                    1.41%
50%  or  less................           43                   1,209,613                    0.44
51% - 55%....................           19                     702,945                    0.26
56% - 60%....................           35                   1,633,903                    0.60
61% - 65%....................           51                   2,718,938                    0.99
66% - 70%....................           70                   4,018,872                    1.47
71% - 75%....................          101                   5,369,106                    1.96
76% - 80%....................          235                  12,993,566                    4.74
81% - 85%....................          377                  17,850,922                    6.51
86% - 90%....................          978                  44,491,864                   16.23
91% - 95%....................        2,494                 120,566,729                   43.99
96% - 100%...................        1,478                  58,669,786                   21.41
                                    ------              --------------                 -------
     Total...................       6,165                 $274,092,627                  100.00%
                                    =====                 ============                  ======

------------------
(1) The weighted average original Loan-to-Value Ratio of the initial assets was approximately 90.75% as of the Cut-off Date. This does not include the 284 initial assets for which the original Loan-to-Value Ratio is not available.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed.


         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         1.1 Terms Agreement, dated June 26, 2000, among the Registrant, Oakwood Acceptance Corporation, and Banc of America Securities LLC, Credit Suisse First Boston Corporation and Banc One Capital Markets, Inc., as Underwriters, relating to the Offered Certificates (related exhibits available upon request of the Registrant)

         4.1 Copy of the Series 2000-B Pooling and Servicing Agreement, dated as of June 1, 2000, by and among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Chase Manhattan Trust Company, National Association, as Trustee. (related exhibits available upon request of the Trustee)

         8.1      Tax Opinion of Messrs. Hunton & Williams

         23.1     Consent of Messrs. Hunton & Williams (included in Exhibit 8.1)

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


June 29, 2000                                OAKWOOD MORTGAGE INVESTORS, INC.



                                             By:   /s/ Dennis Hazelrigg
                                                --------------------------
                                             Name:  Dennis Hazelrigg
                                             Title: President

                                INDEX TO EXHIBITS

                                                                                                       Page
                                                                                                       ----
1.1      Terms Agreement, dated June 26, 2000,
         among the Registrant, Oakwood Acceptance
         Corporation, Banc of America Securities
         Credit Suisse First Boston Corporation
         and Banc One Capital Markets, Inc.
         LLC, as Underwriters, relating to the
         Offered Certificates (related exhibits
         available upon request of the Registrant).......................................... [Electronic Format]

4.1      Copy of the Series 2000-B Pooling and Servicing Agreement, dated as of
         June 1, 2000, by and among the Registrant, Oakwood Acceptance
         Corporation, as Servicer, and Chase Manhattan Trust Company, National
         Association (related exhibits available upon request of the Trustee)................[Electronic Format]

8.1      Tax Opinion of Messrs. Hunton & Williams ...........................................[Electronic Format]

23.1     Consent of Messrs. Hunton & Williams (included in Exhibit 8.1)......................[Electronic Format]